SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 2004

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


         NEW YORK                       1-6663                 11-2037182
         --------                       ------                 ----------
(State of other Jurisdiction      (Commission File             (IRS Employer
    of Incorporation)                  Number)               Identification No.)

                 120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK         11801
               (Address of Principal Executive Offices)        (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647
                                                            ------------


               3601 HEMPSTEAD TURNPIKE, LEVITTOWN, NEW YORK 11756
               --------------------------------------------------
          (Former name or former address, if changed since last report)

   --------------------------------------------------------------------------

Item 9.  Regulation FD Disclosure

On February 25, 2004, Colonial Commercial Corp. issued a press release announcing earnings results for the years ended December 31, 2001 and December 31, 2002 and interim quarterly earnings for 2002 and earnings for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003. A copy of this press release is attached as Exhibit 99.3.

This information, furnished under Item 9, Regulation FD Disclosure, is also intended to be furnished under Item 12, Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and Exhibit 99.3 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific referenced.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     /S/ BERNARD KORN
                                                     ----------------
                                                     Chairman of the Board
                                                     and President

                                                     /S/ JAMES W. STEWART
                                                     --------------------
                                                     Executive Vice President
                                                     & Treasurer

Date:  February 25, 2004










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